Special Modifications for Illinois Contracts
                                                            5-80


                                   (b) If an Annual Administration Charge is
                                       being made against such Participant's
                                       Account under the Companion Contract for such Accounting Year, the amount of the total Annual Administration Charge under both contracts will be the appropriate Charge set forth below, and the portion of such Charge made under each contract will be determined by the Prudential.

                                   (c) The Charges are:

                                            Initial Charge  $20.00
                                            Regular Charge   15.00

Address for Communications         The Prudential Insurance Company of America
                                   Group Pension Office
                                   Hanover Road
                                   Florham Park, New Jersey 07932

Corporate Office of the Prudential The Prudential Insurance Company of America
                                   Prudential Plaza
                                   Newark, New Jersey 07101

Modification of Section 3.8        Anything contained in section 3.8 to the
Entitled "Certificates"            contrary not withstanding, any certificate
                                   issued by the Prudential with Prudential's name in the space provided for execution thereof shall be considered as having been certified by the Prudential as fully as if the signature of an officer of the Prudential appeared in such space.




GVA-120                                                          2
Serial 210 (as modified by Form GAA-7256)

Special Modifications for Now York Contracts
                                                                           5-80

Provision VlI. CHANGES:

7.1  CHANGES BY PRUDENTIAL:

     The Prudential reserves the right to determine that no new Participants shall become covered hereunder, if the Prudential shall have ceased to be the investment manager of VCA-2 under the Agreement for Investment Management Services.

     The Prudential reserves the right to change the limitation on the frequency of transfer payments described in section 9.2 and to change the basis for determining and making the Annual Administration Charge. Any change in accordance with this paragraph will apply to all such transfer payments and all such Charges made on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the Account Percentage. Any change in accordance with this paragraph will apply to all contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the portions of this contract described in any or all of the items listed below. Any change in accordance with this paragraph will apply only to Accumulation Units and Variable Annuities arising from contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph. However, no change in accordance with this paragraph will apply to Accumulation Units and Variable Annuities arising from contributions received on account of any person who was a Participant on the effective date of such change, before the earlier of the fifth Contract Anniversary and the date of any withdrawal by such Participant, or be effective less than a year after any previous change.

     (a) the schedules of rates of Variable Annuity,

     (b) the effective annual rate set forth in the third paragraph of section 3.3, and

     (c) the percentages specified in sections 4.1, 5.3, 9.2 and in the last paragraph of section 9.4.

     Any change in accordance with this section will be made by giving notice to the Contract-Holder not less than 90 days before the date on which the change is to take effect. The Prudential will simultaneously give notice of such change to all Participants affected thereby.

7.2  CHANGES BY AGREEMENT:

     This contract may also be changed in any respect at any time or times by agreement between the Contract-Holder and the Prudential. However, no such change will adversely affect the rights of any Participant with respect to Accumulation Units credited or Variable Annuities effected before the effective date of such change unless:

     (a) such change is made for the purpose of securing an opinion from any governmental agency that the requirements of a law or regulation administered by such agency are met, or

     (b)  the consent of each person having a beneficial interest is obtained.


GVA-120
Serial 700 (as modified by Form GAA-7256) N.Y.
                                                               7.1-7.2

Special Modifications for Texas Contracts


Anything in this contract to the contrary notwithstanding, the following items numbered 1 through 9 shall govern, and any portion of this contract in conflict with any such item is hereby modified.

1. This contract is issued subject to the laws of the State of Texas and is subject also to the rules and regulations of the State Board of Insurance, including the application of such laws and regulations and requirements to the contract and to the interpretation of its provisions; except, however, in the circumstance and only to the extent the application of this provision to any persons or circumstance is expressly contrary to and excluded by superior law or valid statute having and determined to have supremacy in the circumstance.

2. The Prudential may from time to time transfer cash between VCA-2 and its other investment accounts for the purpose of making adjustments necessitated by this contract, including adjustment for any surplus or deficit which may arise in VCA-2 by virtue of mortality experience or otherwise, or required by governmental authorities having jurisdiction over the Prudential. Transfers may be made between VCA-2 and Prudential's other investment accounts, or between divisions of VCA-2 and its other separate accounts, if such transfers satisfy the requirements of the Texas Rules and Regulations that relate to intra-company transactions.

3. VCA-2 is divisible for various purposes in respect of regulation and compliance with law, including divisibility as it is applicable to any functions arising from the provisions of the contract or provisions of law and regulation.

4. This contract is subject to endorsement from time to time as may be necessary to comply with valid and appropriate rules and regulations adopted by regulatory authorities, or as a court of final jurisdication shall determine, and is executed subject to that condition.

5. No transfer which is made in accordance with the provisions of section 1.1(b) of the contract shall be made, and the Prudential does not obligate itself to make any such transfer, if such transfer would result in an impairment of the statutory reserves of the Prudential, and section l.l(b) of the contract is modified accordingly.

6. Variable annuity benefits of this contract are funded solely from the assets of VCA-2 and, except to the extent of the expense and mortality guarantees under the contract, shall have no claim against any other asset of the Prudential.

7. Variations in charges for expenses and taxes will be made to meet the requirements of law or regulation.

8. The Prudential will mail to the Contract-Holder such reports and information periodically as the law and regulation of Texas shall require (irrespective of any provision of this contract which may be contrary to such law or regulation).

9. Reserves, in an amount determined by the State of Texas to be applicable, will be held for that portion of any amount payable to the Beneficiary in a single sum within one year after the death of the Participant which is in excess of the Dollar Value of the Participant's Accumulation Account. The consideration required for such excess amount is not, as of the Effective Date of this contract, greater than l-l/2% of each contribution made for the Participant.

GVA-120
Serial 220                                             Texas          2

Provision Vll. CHANGES:                                                    5-80

7.1  CHANGES BY PRUDENTIAL:

     The Prudential reserves the right to determine that no new Participants shall become covered hereunder, if the Prudential shall have ceased to be the Investment manager of VCA-2 under the Agreement for Investment Management Services.

     The Prudential reserves the right to change the limitation on the frequency of transfer payments described In section 9.2 and to change the basis for determining and making the Annual Administration Charge. Any change In accordance with this paragraph will apply to all such transfer payments and all such Charges made on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the Account Percentage. Any change in accordance with this paragraph will apply to all contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the portions of this contract described In any or all of the items listed below. Any change in accordance with this paragraph will apply only to Accumulation Units and Variable Annuities arising from contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph. However, no change in accordance with this paragraph will apply to Accumulation Units and Variable Annuities arising from contributions received on account of any person who was a Participant on the effective date of such change, before the earlier of the fifth Contract Anniversary and the date of any withdrawal by such Participant, or be effective less than a year after any previous change.

     (a)  the schedules of rates of Variable Annuity,

     (b) the effective annual rate set forth in the third paragraph of section 3.3, and

     (c) the percentages specified In sections 4.1, 5.3, 9.2 and in the last paragraph of section 9.4.

     Any change in accordance with this section will be made by giving notice to the Contract-Holder not less than 90 days before the date on which the change is to take effect. The Prudential will simultaneously give notice of such change to all Participants affected thereby.

7.2  CHANGES BY AGREEMENT:

     This contract may also be changed in any respect at any time or times by agreement between the Contract-Holder and the Prudential. However, no such change will adversely affect the rights of any Participant with respect to Accumulation Units credited or Variable Annuities effected before the effective date of such change unless:

     (a) such change is made for the purpose of securing an opinion from any governmental agency that the requirements of a law or regulation administered by such agency are met, or

     (b)  the consent of each person having a beneficial interest is obtained.


GVA-120
Serial 700 (as modified by Form GAA-7256) PA
                                                                    7.1-7.2

                                                            5-80


                                   (b) If an Annual Administration Charge is
                                       being made against such Participant's
                                       Account under the Companion Contract for such Accounting Year, the amount of the total Annual Administration Charge under both contracts will be the appropriate Charge set forth below, and the portion of such Charge made under each contract will be determined by the Prudential.

                                       (c)  The Charges are:

                                            Initial Charge  $ 20.00
                                            Regular Charge    15.00

Address for Communications         The Prudential Insurance Company of America
                                   Group Pension Office
                                   Hanover Road
                                   Florham Park, New Jersey 07932

Corporate Office of the Prudential The Prudential Insurance Company of America
                                   Prudential Plaza
                                   Newark, New Jersey 07101

Modification of Section 3.8        Anything contained in section 3.8 to the
Entitled "Certificates"            contrary not withstanding, any certificate
                                   issued by the Prudential with Prudential's name in the space provided for execution thereof shall be considered as having been certified by the Prudential as fully as if the signature of an officer of the Prudential appeared in such space.
















GVA-120                                                          2
Serial 210 (as modified by Form GAA-7256)

                                                            5-80

Provision VlI. CHANGES:

7.1  CHANGES BY PRUDENTIAL:

     The Prudential reserves the right to determine that no new Participants shall become covered hereunder, if the Prudential shall have ceased to be the investment manager of VCA-2 under the Agreement for Investment Management Services.

     The Prudential reserves the right to change the limitation on the frequency of transfer payments described in section 9.2 and to change the basis for determining and making the Annual Administration Charge. Any change in accordance with this paragraph will apply to all such transfer payments and all such Charges made on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the Account Percentage. Any change in accordance with this paragraph will apply to all contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the portions of this contract described in any or all of the items listed below. Any change in accordance with this paragraph will apply only to Accumulation Units and Variable Annuities arising from contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph. However, no change in accordance with this paragraph will apply to Accumulation Units and Variable Annuities arising from contributions received on account of any person who was a Participant on the effective date of such change, before the earlier of the fifth Contract Anniversary and the date of any withdrawal by such Participant, or be effective less than a year after any previous change.

     (a) the schedules of rates of Variable Annuity,

     (b) the effective annual rate set forth in the third paragraph of section 3.3, and

     (c) the percentages specified in sections 4.1, 5.3, 9.2 and in the last paragraph of section 9.4.

     Any change in accordance with this section will be made by giving notice to the Contract-Holder not less than 90 days before the date on which the change is to take effect. The Prudential will simultaneously give notice of such change to all Participants affected thereby.

7.2  CHANGES BY AGREEMENT:


     This contract may also be changed in any respect at any time or times by agreement between the Contract-Holder and the Prudential. However, no such change will adversely affect the rights of any Participant with respect to Accumulation Units credited or Variable Annuities effected before the effective date of such change unless:

     (a) such change is made for the purpose of securing an opinion from any governmental agency that the requirements of a law or regulation administered by such agency are met, or

     (b)  the consent of each person having a beneficial interest is obtained.


GVA-120
Serial 700 (as modified by Form GAA-7256) N.Y.
                                                                    7.1-7.2

Special Modifications for Texas Contracts


Anything in this contract to the contrary notwithstanding, the following items numbered 1 through 9 shall govern, and any portion of this contract in conflict with any such item is hereby modified.

1. This contract is issued subject to the laws of the State of Texas and is subject also to the rules and regulations of the State Board of Insurance, including the application of such laws and regulations and requirements to the contract and to the interpretation of its provisions; except, however, in the circumstance and only to the extent the application of this provision to any persons or circumstance is expressly contrary to and excluded by superior law or valid statute having and determined to have supremacy in the circumstance.

2. The Prudential may from time to time transfer cash between VCA-2 and its other investment accounts for the purpose of making adjustments necessitated by this contract, including adjustment for any surplus or deficit which may arise in VCA-2 by virtue of mortality experience or otherwise, or required by governmental authorities having jurisdiction over the Prudential. Transfers may be made between VCA-2 and Prudential's other investment accounts, or between divisions of VCA-2 and its other separate accounts, if such transfers satisfy the requirements of the Texas Rules and Regulations that relate to intra-company transactions.

3. VCA-2 is divisible for various purposes in respect of regulation and compliance with law, including divisibility as it is applicable to any functions arising from the provisions of the contract or provisions of law and regulation.

4. This contract is subject to endorsement from time to time as may be necessary to comply with valid and appropriate rules and regulations adopted by regulatory authorities, or as a court of final jurisdication shall determine, and is executed subject to that condition.

5. No transfer which is made in accordance with the provisions of section 1.1(b) of the contract shall be made, and the Prudential does not obligate itself to make any such transfer, if such transfer would result in an impairment of the statutory reserves of the Prudential, and section l.l(b) of the contract is modified accordingly.

6. Variable annuity benefits of this contract are funded solely from the assets of VCA-2 and, except to the extent of the expense and mortality guarantees under the contract, shall have no claim against any other asset of the Prudential.

7. Variations in charges for expenses and taxes will be made to meet the requirements of law or regulation.

8. The Prudential will mail to the Contract-Holder such reports and information periodically as the law and regulation of Texas shall require (irrespective of any provision of this contract which may be contrary to such law or regulation).

9. Reserves, in an amount determined by the State of Texas to be applicable, will be held for that portion of any amount payable to the Beneficiary in a single sum within one year after the death of the Participant which is in excess of the Dollar Value of the Participant's Accumulation Account. The consideration required for such excess amount is not, as of the Effective Date of this contract, greater than l-l/2% of each contribution made for the Participant.

GVA-120
Serial 220                                             Texas          2

Special Modifications for Pennsylvania Contracts
Provision VII. CHANGES:                                      5-80

7.1  CHANGES BY PRUDENTIAL:

     The Prudential reserves the right to determine that no new Participants shall become covered hereunder, if the Prudential shall have ceased to be the Investment manager of VCA-2 under the Agreement for Investment Management Services.

     The Prudential reserves the right to change the limitation on the frequency of transfer payments described In section 9.2 and to change the basis for determining and making the Annual Administration Charge. Any change in accordance with this paragraph will apply to all such transfer payments and all such Charges made on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the Account Percentage. Any change in accordance with this paragraph will apply to all contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph.

     The Prudential reserves the right to change the portions of this contract described in any or all of the items listed below. Any change in accordance with this paragraph will apply only to Accumulation Units and Variable Annuities arising from contributions received on or after the effective date of such change and before any subsequent change in accordance with this paragraph. However, no change in accordance with this paragraph will apply to Accumulation Units and Variable Annuities arising from contributions received on account of any person who was a Participant on the effective date of such change, before the earlier of the fifth Contract Anniversary and the date of any withdrawal by such Participant, or be effective less than a year after any previous change.

     (a)  the schedules of rates of Variable Annuity,

     (b) the effective annual rate set forth in the third paragraph of section 3.3, and

     (c) the percentages specified in sections 4.1, 5.3, 9.2 and in the last paragraph of section 9.4.

     Any change in accordance with this section will be made by giving notice to the Contract-Holder not less than 90 days before the date on which the change is to take effect. The Prudential will simultaneously give notice of such change to all Participants affected thereby.

7.2  CHANGES BY AGREEMENT:

     This contract may also be changed in any respect at any time or times by agreement between the Contract-Holder and the Prudential. However, no such change will adversely affect the rights of any Participant with respect to Accumulation Units credited or Variable Annuities effected before the effective date of such change unless:

     (a) such change is made for the purpose of securing an opinion from any governmental agency that the requirements of a law or regulation administered by such agency are met, or

     (b)  the consent of each person having a beneficial interest is obtained.


GVA-120
Serial 700 (as modified by Form GAA-7256) PA
                                                                    7.1-7.2